UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 21, 2018
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Federated National Holding Company (the “Company”) (NASDAQ: FNHC), an insurance holding company, has announced that its wholly owned subsidiary, Federated National Insurance Company (“FNIC”), completed on February 21, 2018 the purchase of interests in Monarch Delaware Holdings LLC (“MDH”) held by the Company’s joint venture partners and repayment of the related debt.

FNIC purchased for $12,282,000 in cash the Class A membership interests of MDH held by Crosswinds Investor Monarch LP (“Crosswinds”), representing 42.4% of MDH’s membership interests, and purchased for $4,403,000 in cash the Class B membership interests of MDH held by Transatlantic Reinsurance Company (“TransRe”), representing 15.2% of MDH’s membership interests.  The outstanding principal and accrued but unpaid interest due on the $5.0 million note to TransRe was also repaid in full.  With the closing of this acquisition, FNIC now owns 100% of Monarch National Insurance Company, the primary operating subsidiary of MDH.

In connection with the closing, the Company and an affiliate of Crosswinds entered into a consulting agreement whereby such affiliate will serve in an advisory capacity to the Company for a fee of $75,000 per calendar quarter through December 31, 2018.  In addition, TransRe and a subsidiary of Crosswinds entered into right-of-first-refusal agreements with FNIC to participate in FNIC’s catastrophe excess-of-loss reinsurance program through December 31, 2018, at market rates and terms, up to a placement of $10 million in reinsurance limit in excess of its placement on FNIC’s current catastrophe excess-of-loss reinsurance program from TransRe and up to a placement of $10 million in reinsurance limit in the aggregate from Crosswinds.

Item 8.01	Other Events.

The Company also announced that it has rescheduled the release of its 2017 fourth quarter and year-end financial results to after 4:00 PM (ET) on Tuesday, March 13, 2018. The investor conference call will be held on Wednesday, March 14, 2018, at 9:00 AM (ET).

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1, which shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Federated National Holding Company press release dated February 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: February 22, 2018	By:	/s/ Ronald A. Jordan
Name: Ronald A. Jordan
Title: Chief Financial Officer
(Principal Financial Officer)